APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT

================================================================================


                                                Rule 2.7, 3.10.3, 3.10.4, 3.10.5

                                   APPENDIX 3B

                             NEW ISSUE ANNOUNCEMENT,
               APPLICATION FOR QUOTATION OF ADDITIONAL SECURITIES
                                  AND AGREEMENT

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced 1/7/96. Origin: Appendix 5. Amended 1/7/98, 1/9/99, 1/7/2000,
30/9/2001, 11/3/2002, 1/1/2003.


Name of entity
--------------------------------------------------------------------------------
PROGEN INDUSTRIES LIMITED
--------------------------------------------------------------------------------

ABN
--------------------------------
82 010 975 612
--------------------------------

We (the entity) give ASX the following information.


PART 1 - ALL ISSUES
You must complete the relevant sections (attach sheets if there is not enough space).

                                               ---------------------------------------------
  1  +Class of +securities issued or to be     Ordinary shares
     issued
                                               ---------------------------------------------

                                               ---------------------------------------------
  2  Number  of +securities issued or to       438,462 Ordinary shares
     be issued (if known) or maximum
     number which may be issued
                                               ---------------------------------------------

                                               ---------------------------------------------
  3  Principal terms of the +securities (eg,   Shareholder and Employee options exercised in
     if options, exercise price and expiry              terms of the Prospectus and Employee
     date; if partly paid +securities, the              Option Scheme.
     amount outstanding and due dates
     for payment; if +convertible
     securities, the conversion price and
     dates for conversion)
                                               ---------------------------------------------



--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

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APPENDIX 3B
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                                                  ------------------------------------------
4       Do the +securities rank equally in all    Yes
        respects from the date of allotment
        with an existing +class of quoted
        +securities?

        If the additional securities do not       Not Applicable
        rank equally, please state:
        -  the date from which they do
        -  the extent to which they
           participate for the next dividend,
           (in the case of a trust,
           distribution) or interest payment
        -  the extent to which they do not
           rank equally, other than in
           relation to the next dividend,
           distribution or interest payment
                                                  ------------------------------------------

                                                  ------------------------------------------
5       Issue price or consideration              $ 2.50 per share
                                                  ------------------------------------------


                                                  ------------------------------------------
6       Purpose of the issue                      Shareholder Options converted into 415,462
        (If issued as consideration for the            ordinary shares at $2.50 per share in
        acquisition of assets, clearly identify        terms of the prospectus dated 19
        those assets)                                  November 2003.

                                                  Employees Options converted into 23,000
                                                       ordinary shares at $2.50 per share in
                                                       terms of the Employee Option
                                                       Scheme dated 19 November 2003.
                                                  ------------------------------------------

                                                  ------------------------------------------
7       Dates of entering +securities into        27 May 2004.
        uncertificated holdings or despatch
        of certificates
                                                  ------------------------------------------

                                                  -------------  ---------------------------
                                                  Number         +Class
                                                  -------------  ---------------------------
8       Number and +class of all                  34,337,685     Ordinary shares
        +securities quoted on ASX                 3,814,146      Options which expire
        (including the securities in clause 2                         on 31 May
        if applicable)                                                2005
                                                  -------------  ---------------------------



--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

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                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT

================================================================================


                                             ---------------  --------------------
                                             Number           +Class
                                             ---------------  --------------------
9    Number and +class of all                920,020          Options for Ordinary
     +securities not quoted on ASX                            shares
     (including the securities in clause 2                    Options for Ordinary
     if applicable)                          2,477,000        shares issued on the
                                                              same terms as those
                                                              options issued to
                                                              shareholder in
                                                              November 2003.
                                             ---------------  --------------------

                                             -------------------------------------
10   Dividend policy (in the case of a       Not Applicable.
     trust, distribution policy) on the
     increased capital (interests)
                                             -------------------------------------


PART 2 - BONUS ISSUE OR PRO RATA ISSUE

                                           ---------------------------------------
11   Is security holder approval           Not Applicable.
     required?
                                           ---------------------------------------

                                           ---------------------------------------
12   Is the issue renounceable or non-     Not Applicable.
     renounceable?
                                           ---------------------------------------

                                           ---------------------------------------
13   Ratio in which the +securities will   Not Applicable.
     be offered
                                           ---------------------------------------

14   +Class of +securities to which the    Not Applicable.
     offer relates
                                           ---------------------------------------

                                           ---------------------------------------
15   +Record date to determine             Not Applicable.
     entitlements
                                           ---------------------------------------

                                           ---------------------------------------
16   Will holdings on different registers  Not Applicable.
     (or subregisters) be aggregated for
     calculating entitlements?
                                           ---------------------------------------

                                           ---------------------------------------
17   Policy for deciding entitlements in   Not Applicable.
     relation to fractions
                                           ---------------------------------------

                                           ---------------------------------------
18   Names of countries in which the       Not Applicable.
     entity has +security holders who
     will not be sent new issue documents

     Note: Security holders must be told
     how their entitlements are to be
     dealt with.

     Cross reference: rule 7.7.
                                           ---------------------------------------

                                           ---------------------------------------
19   Closing date for receipt of           Not Applicable.
     acceptances or renunciations
                                           ---------------------------------------



--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

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                                             -------------------------------------
20   Names of any underwriters               Not Applicable.
                                             -------------------------------------

                                             -------------------------------------
21   Amount of any underwriting fee or       Not Applicable.
     commission
                                             -------------------------------------

                                             -------------------------------------
22   Names of any brokers to the issue       Not Applicable.
                                             -------------------------------------

                                             -------------------------------------
23   Fee or commission payable to the        Not Applicable.
     broker to the issue
                                             -------------------------------------

                                             -------------------------------------
24   Amount of any handling fee payable      Not Applicable.
     to brokers who lodge acceptances
     or renunciations on behalf of
     +security holders
                                             -------------------------------------

                                             -------------------------------------
25   If the issue is contingent on           Not Applicable.
     +security holders' approval, the date
     of the meeting
                                             -------------------------------------

                                             -------------------------------------
26   Date entitlement and acceptance         Not Applicable.
     form and prospectus or Product
     Disclosure Statement will be sent to
     persons entitled
                                             -------------------------------------

                                             -------------------------------------
27   If the entity has issued options, and   Not Applicable.
     the terms entitle option holders to
     participate on exercise, the date on
     which notices will be sent to option
     holders
                                             -------------------------------------

                                             -------------------------------------
28   Date rights trading will begin (if      Not Applicable.
     applicable)
                                             -------------------------------------

                                             -------------------------------------
29   Date rights trading will end (if        Not Applicable.
     applicable)
                                             -------------------------------------

                                             -------------------------------------
30   How do +security holders sell their     Not Applicable.
     entitlements in full through a
     broker?
                                             -------------------------------------

                                             -------------------------------------
31   How do +security holders sell part      Not Applicable.
     of their entitlements through a
     broker and accept for the balance?
                                             -------------------------------------



--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B Page 4                                                      1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT

================================================================================


                                          ----------------------------------------
32   How do +security holders dispose of  Not Applicable.
     their entitlements (except by sale
     through a broker)?
                                          ----------------------------------------

                                          ----------------------------------------
33   +Despatch date                       Not Applicable.
                                          ----------------------------------------



PART 3 - QUOTATION OF SECURITIES
You need only complete this section if you are applying for quotation of securities

34     Type of securities
       (tick one)

(a)    [x]     Securities described in Part 1


(b)    [ ]     All other securities
               Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

ENTITIES THAT HAVE TICKED BOX 34(A)

ADDITIONAL SECURITIES FORMING A NEW CLASS OF SECURITIES


Tick to indicate you are providing the information or documents

35  [ ]   If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36  [ ]   If the +securities are +equity securities, a distribution schedule of the additional
          +securities setting out the number of holders in the categories
          1 - 1,000
          1,001 - 5,000
          5,001 - 10,000
          10,001 - 100,000
          100,001 and over

37  [ ]   A copy of any trust deed for the additional +securities



--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

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ENTITIES THAT HAVE TICKED BOX 34(B)

                                             -------------------------------------
38   Number of securities for which
     +quotation is sought
                                             -------------------------------------

                                             -------------------------------------
39   Class of +securities for which
     quotation is sought
                                             -------------------------------------

                                             -------------------------------------
40   Do the +securities rank equally in all
     respects from the date of allotment
     with an existing +class of quoted
     +securities?

     If the additional securities do not
     rank equally, please state:
     -  the date from which they do
     -  the extent to which they
        participate for the next dividend,
        (in the case of a trust,
        distribution) or interest payment
     -  the extent to which they do not
        rank equally, other than in
        relation to the next dividend,
        distribution or interest payment
                                             -------------------------------------

                                             -------------------------------------
41   Reason for request for quotation
     now

     Example: In the case of restricted
     securities, end of restriction period

     (if issued upon conversion of
     another security, clearly identify that
     other security)
                                             -------------------------------------

                                             ---------------  --------------------
                                             Number           +Class
                                             ---------------  --------------------
42   Number and +class of all +securities
     quoted on ASX (including the
     securities in clause 38)
                                             -------------------------------------



--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3B Page 6                                                      1/1/2003

                                                                     APPENDIX 3B
                                                          NEW ISSUE ANNOUNCEMENT

================================================================================


QUOTATION AGREEMENT

1 +Quotation of our additional +securities is in ASX's absolute discretion. ASX may quote the +securities on any conditions it decides.

2    We  warrant  the  following  to  ASX.

     - The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

     -    There  is  no  reason  why  those  +securities  should  not be granted
          +quotation.

     - An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

          Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

     - Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

     - We warrant that if confirmation is required under section 1017F of the Corporations Act in relation to the +securities to be quoted, it has been provided at the time that we request that the +securities be quoted.

     - If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.




--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

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APPENDIX 3B
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3 We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4 We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.


Sign here:     . . . . . . . . . . . . . . . . Date: 19th May 2004.
               (Director)


Print name:    Stephen Chang.

                                 == == == == ==


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

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